UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of Earliest Event Reported): March 9, 2007

FISCHER IMAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent, Suite 490
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

(303) 661-9292

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            oliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01         Regulation FD Disclosure.

As previously reported, Fischer Imaging Corporation (“Fischer”) filed a petition under Chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) on August 22, 2006.  On March 15, 2007, Fischer filed with the Bankruptcy Court, as required by the Bankruptcy Code, a monthly operating report for the month ended February 28, 2007 (the “MOR”).

The MOR should be read in conjunction with Fischer’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.  The MOR is not audited and will not be subject to audit or review by Fischer’s external auditors on a stand-alone basis at any time in the future.  The MOR does not include certain quarterly and year to date adjustments typically reflected in Fischer’s quarterly and annual financial statements filed with the Securities and Exchange Commission, and the financial information contained in the MOR is not indicative of Fischer’s financial condition or operating results on a basis consistent with generally accepted accounting principles in the United States.  Fischer cautions readers not to place undue reliance upon the information contained in the MOR and directs such readers to refer to the risk factors contained in Fischer’s Annual Report on Form 10-K for the year ended December 31, 2005, as updated in subsequently filed periodic reports.

Item 8.01.        Other Events.

On February 20, 2007, Fischer issued and filed with the United States Bankruptcy Court the Modified Disclosure Statement for Liquidating Chapter 11 Plan Proposed by Debtor (“Disclosure Statement”) and the related Liquidating Chapter 11 Plan Proposed by Debtor (the “Plan”).  A copy of the Disclosure Statement and Plan are being furnished with Exhibit 99.3 to this current report on Form 8-K.

The information in this Current Report on Form 8-K under Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01         Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION
99.1	Fischer Imaging Corporation Monthly Operating Report for the month ended February 28, 2007

EXHIBIT NO.	DESCRIPTION
99.2	Modified Disclosure Statement for Liquidating Chapter 11 Plan
Proposed by Debtor with the related Liquidating Chapter 11 Plan
Proposed by Debtor, both dated February 20, 2007

SAFE HARBOR

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the anticipated date of liquidation of Fischer. These forward-looking statements are based on information available to Fischer as of the date of this Current Report on Form 8-K.  Information concerning additional risks and uncertainties related to Fischer is contained in Fischer’s Quarterly Report on Form 10-Q as filed with the SEC on November 9, 2006 and in Fischer’s Form 10-K as filed with the SEC on March 31, 2006 and amended on May 1, 2006. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and Fischer undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION

Date: March 20, 2007	By:	/s/ Tom H. Connolly
Tom H. Connolly
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Fischer Imaging Corporation Monthly Operating Report for the month ended February 28, 2007

EXHIBIT NO.	DESCRIPTION
99.2	Modified Disclosure Statement for Liquidating Chapter 11 Plan
Proposed by Debtor with the related Liquidating Chapter 11 Plan
Proposed by Debtor, both dated February 20, 2007